Exhibit 10.76
December 31, 2008
Ullico Inc.
1625 Eye Street, NW
Washington, D.C. 20006

Re:	Commercial Loan Agreement, dated as of December 31, 2008 (the “Loan Agreement”), by and between (i) Patriot Risk Management, Inc., PRS Group, Inc., Guarantee Insurance Group, Inc., Patriot Risk Services, Inc., Patriot Risk Management of Florida, Inc. and SunCoast Capital, Inc. (collectively, the “Borrowers”) and (ii) Ullico Inc., a Maryland corporation (the “Lender”)
Ladies and Gentlemen:
     Reference is hereby made to the Loan Agreement. Unless otherwise defined herein, capitalized terms shall have their respective meanings set forth in the Loan Agreement.
     In connection with the execution of the Loan Agreement and the closing thereunder, Borrowers acknowledge that they have not delivered the following to Lender:
(i)	Secretary’s Certificate, with all applicable exhibits, for Patriot Risk Management of Florida, Inc.;

(ii)	Secretary’s Certificate, with all applicable exhibits, for SunCoast Capital, Inc.;

(iii)	Perfection Certificate for Patriot Risk Management of Florida, Inc.; and

(iv)	Perfection Certificate for SunCoast Capital, Inc.
     The items described in clauses (i) through (iv) above are referred to herein as the “Deliverables”.
     Notwithstanding such failure and the terms of Section 31(b) of the Loan Agreement, and subject to the terms of this letter agreement, Lender has agreed to consummate the closing and make the referenced $5,450,000 loan to Borrowers pursuant to the Loan Agreement. Borrowers agree and covenant that, notwithstanding any of the terms, conditions, representations or warranties contained in the Loan Agreement, Borrowers shall deliver to Lender the Deliverables on or before January 5, 2009.
401 E. Las Olas Blvd., Ste 1540     Fort Lauderdale, FL 33301     PHONE 954.670.2937     FAX 954.779.3556     www.prmigroup.com

December 31, 2008

     Failure by Borrowers to satisfy any of the conditions set forth above shall constitute an Event of Default under the Loan Agreement.

Very truly yours, PATRIOT RISK MANAGEMENT, INC.
By:	/s/ Steven M. Mariano
Name:
Title:

PRS GROUP, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

GUARANTEE INSURANCE GROUP, INC.
By:	/s/ Steven M. Mariano
Name:
Title:

PATRIOT RISK SERVICES, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

PATRIOT RISK MANAGEMENT OF FLORIDA, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

SUNCOAST CAPITAL, INC.
By:	/s/ Steven M. Mariano
Name:
Title: